EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with this this Amendment No. 1 to the Annual Report on Form 10-K of Strategic Environmental & Energy Resources, Inc. (the “Company”) for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Clark Knopik, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(4)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

/s/ Clark Knopik
Clark Knopik
Interim Chief Financial Officer (Principal Financial Officer)
June 1, 2020